UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2015

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

VERSO PAPER HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices) (zip code)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2015 (the “Closing Date”), Verso Corporation, formerly named Verso Paper Corp. (“Verso”), consummated its previously announced acquisition of NewPage Holdings Inc. (“NewPage”) through the merger of Verso Merger Sub Inc. (“Merger Sub”), an indirect, wholly owned subsidiary of Verso, with and into NewPage (the “NewPage acquisition”). The NewPage acquisition was consummated pursuant to the Agreement and Plan of Merger, dated as of January 3, 2014 (the “Merger Agreement”), among Verso, Merger Sub and NewPage. As a result of the merger of Merger Sub with and into NewPage, Merger Sub’s separate corporate existence ceased and NewPage continued as the surviving corporation as an indirect, wholly owned subsidiary of Verso.

In connection with the consummation of the NewPage acquisition, (1) Verso Paper Holdings LLC (“Verso Holdings”), an indirect, wholly owned subsidiary of Verso, and Verso Paper Inc., a wholly owned subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”) entered into an indenture (the “New First Lien Notes Indenture”) among the Issuers, certain subsidiaries of Verso Holdings, as guarantors (the “Guarantors”), and Wilmington Trust, National Association, as trustee (the “Trustee”), governing the Issuers’ $650 million aggregate principal amount of 11.75% Senior Secured Notes due 2019 (the “New First Lien Notes”) and issued the New First Lien Notes to the stockholders of NewPage as partial consideration in the NewPage acquisition; (2) NewPage became a guarantor under the Issuers’ credit facilities, secured notes and Adjustable Senior Subordinated Notes (the “Adjustable Subordinated Notes”); (3) Verso, NewPage and NewPage Corporation entered into the Shared Services Agreement; (4) Robert M. Amen, a former director of NewPage, was elected as a director of Verso; (5) Verso amended both its amended and restated certificate of incorporation to change its name from Verso Paper Corp. to Verso Corporation and its amended and restated bylaws to reflect such name change; (6) the terms of the Issuers’ Second Priority Adjustable Senior Secured Notes (the “Adjustable Second Lien Notes”) and the Adjustable Subordinated Notes automatically adjusted in accordance with the indentures governing such notes; and (7) an aggregate of 14,701,832 warrants converted into a like number of shares of Verso common stock.

Indenture and 11.75% Senior Secured Notes due 2019

On the Closing Date, the Issuers entered into the New First Lien Notes Indenture and issued the New First Lien Notes to the stockholders of NewPage as partial consideration in the NewPage acquisition.

The New First Lien Notes are guaranteed, jointly and severally, on a senior secured basis, by each of Verso Holdings’ existing domestic subsidiaries that guarantees its senior secured credit facility and by each of its future domestic subsidiaries that guarantees certain of its debt or issues disqualified stock. The New First Lien Notes are guaranteed by NewPage, but not guaranteed by any of its subsidiaries. The New First Lien Notes and the related guarantees are secured by first-priority liens in the collateral owned by each Issuer and Guarantor, subject to certain permitted liens and exceptions as further described in the New First Lien Notes Indenture and the related security documents. The collateral consists of substantially all of the Issuers’ and the Guarantors’ tangible and intangible assets securing Verso Holdings’ existing senior secured credit facility, which exclude certain capital stock and other securities of its affiliates and other property.

The New First Lien Notes and the related guarantees are the senior secured obligations of the Issuers and the Guarantors, respectively, and rank (1) senior in right of payment to all existing and future subordinated indebtedness of the Issuers and the Guarantors, including the Adjustable Subordinated Notes and the Issuers’ existing 11 3⁄8% Senior Subordinated Notes due 2016 (the “Old Subordinated Notes”) and the related guarantees; (2) equal in right of payment with all existing and future senior indebtedness of the Issuers and the Guarantors, including the Issuers’ existing 11.75% Senior Secured Notes due 2019 (the “Existing First Lien Notes”), 11.75% Secured Notes due 2019 (the “Existing 1.5 Lien Notes”), the Adjustable Second Lien Notes and the 8.75% Second Priority Senior Secured Notes due 2019 (the “Old Second Lien Notes”); (3) effectively pari passu with all existing first-priority secured indebtedness of the Issuers and the Guarantors under Verso Holdings’ senior secured credit facility and the related guarantees, including the Existing First Lien Notes and the related guarantees, to the extent of the value of the collateral securing such obligations; (4) effectively senior to all existing second-priority secured indebtedness of the Issuers and the Guarantors, including the Existing 1.5 Lien

Notes and the Adjustable Second Lien Notes and the related guarantees, to the extent of the value of the collateral securing such obligations; (5) effectively senior to all existing and future unsecured indebtedness of the Issuers and the Guarantors, including the Old Second Lien Notes, the Old Subordinated Notes, and the Adjustable Subordinated Notes; and (6) effectively subordinated to all existing and future indebtedness, preferred stock and other liabilities of the Issuers’ non-guarantor subsidiaries, other than indebtedness, preferred stock and liabilities held by an Issuer or a Guarantor.

The Issuers will pay interest on the New First Lien Notes at a rate of 11.75% per annum, payable semiannually to holders of record at the close of business on January 1 or July 1 immediately preceding the interest payment date on January 15 and July 15 of each year, commencing July 15, 2015. The New First Lien Notes mature on January 15, 2019.

The Issuers may redeem the New First Lien Notes, in whole or part, at any time prior to the first anniversary of the Closing Date, at a price equal to 100% of the principal amount of the New First Lien Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the Notes, in whole or in part, on or after the first anniversary of the Closing Date, at the redemption prices set forth in the New First Lien Notes Indenture.

The New First Lien Notes Indenture contains covenants that limit each Issuer’s ability to, among other things, (1) incur additional indebtedness; (2) pay dividends or make other distributions in respect of or repurchase or redeem its capital stock; (3) prepay, redeem or repurchase its subordinated indebtedness; (4) make investments; (5) sell assets; (6) incur certain liens; (7) enter into agreements restricting its subsidiaries’ ability to pay dividends; (8) enter into transactions with affiliates; and (9) consolidate, merge or sell all or substantially all of its assets. In addition, the New First Lien Notes Indenture contains covenants that limit each Issuer’s ability to amend or otherwise alter the Shared Services Agreement and require the Issuers to cause the subsidiaries of NewPage Investment Company LLC to make certain distributions to the Issuers. These covenants are subject to a number of important exceptions and qualifications, as described in the New First Lien Notes Indenture, and certain covenants will not apply at any time when the Notes are rated investment grade by both rating agencies and no default under the New First Lien Notes Indenture has occurred and is continuing. The New First Lien Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New First Lien Notes Indenture, which is included as an exhibit to this report and is incorporated herein by reference.

New First Lien Notes Collateral Agreement

On the Closing Date, the Issuers, each subsidiary of the Issuers party thereto, and the Trustee, as collateral agent, entered into a collateral agreement (the “New First Lien Notes Collateral Agreement”), pursuant to which the payment and performance when due of all obligations of the Issuers and the guarantors under the New First Lien Notes and related guarantees will be secured by the pledge and grant of security interests contained in the New First Lien Notes Collateral Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New First Lien Notes Collateral Agreement, which is included as an exhibit to this report and is incorporated herein by reference.

Addition of NewPage Holdings Inc. as a Guarantor to Certain Existing Debt

On the Closing Date, the Issuers, NewPage and the Trustee entered into supplemental indentures to (1) the indenture governing the Existing First Lien Notes (the “Existing First Lien Notes Indenture”), (2) the indenture governing the Existing 1.5 Lien Notes (the “Existing 1.5 Lien Notes Indenture”), (3) the indenture governing the Adjustable Second Lien Notes (the “Adjustable Second Lien Notes Indenture”), and (4) the indenture governing the Adjustable Subordinated Notes (the “Adjustable Subordinated Notes Indenture”), pursuant to which NewPage was added as a Guarantor under each such indenture.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Supplemental Indenture to the Existing First Lien Notes Indenture, the First Supplemental Indenture to the Existing 1.5 Lien Notes Indenture, the First Supplemental Indenture to the Adjustable Second Lien Notes Indenture, and the First Supplemental Indenture to the Adjustable Subordinated Notes Indenture, which are included as exhibits to this report and are incorporated herein by reference.

On the Closing Date, NewPage entered into Supplements to Guarantee and Collateral Agreements supplementing each of (1) the Guarantee and Collateral Agreement dated as of May 4, 2012, among Verso Paper Finance Holdings LLC (“Verso Finance”), Verso Holdings, certain Guarantors party thereto, and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as the Administrative Agent (the “Cash Flow Guarantee and Collateral Agreement”); (2) the Guarantee and Collateral Agreement dated as of May 4, 2012, among Verso Finance, Verso Holdings, certain Guarantors party thereto, and Citibank N.A. (“Citi”), as the Administrative Agent (the “ABL Guarantee and Collateral Agreement”); (3) the Guarantee and Collateral Agreement dated as of May 4, 2012, among Verso Holdings, certain Guarantors party thereto, and the Trustee as the Collateral Agent (the “Senior Secured Notes Collateral Agreement”); (4) the Amended and Restated Collateral Agreement dated as of August 1, 2014, among the Issuers, certain Guarantors party thereto, and the Trustee as the Collateral Agent (the “1.5 Lien Notes Collateral Agreement”); and (5) the Guarantee and Collateral Agreement dated as of August 1, 2014, among the Issuers, certain Guarantors party thereto, and the Trustee as the Collateral Agent (the “Second Lien Notes Collateral Agreement”), pursuant to which NewPage was added as a Guarantor under each such collateral agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Supplement No. 1 to the Cash Flow Guarantee and Collateral Agreement, Supplement No. 1 to the ABL Guarantee and Collateral Agreement, Supplement No. 1 to the Senior Secured Notes Collateral Agreement, Supplement No. 1 to the 1.5 Lien Notes Collateral Agreement, and Supplement No. 1 to the Second Lien Notes Collateral Agreement, which are included as exhibits to this report and are incorporated herein by reference.

Intercreditor Agreement Joinders

On the Closing Date, Verso Holdings and certain of its subsidiaries entered into certain Joinder and Supplement Agreements to each of (1) the Intercreditor Agreement dated as of May 4, 2012, among Credit Suisse, the Trustee, Verso Finance, Verso Holdings and each subsidiary of Verso Holdings party thereto (the “First Priority Intercreditor Agreement”); (2) the Intercreditor Agreement dated as of May 11, 2012, among Credit Suisse, Citi, the Trustee, Verso Finance, Verso Holdings and each subsidiary of Verso Holdings party thereto (the “First Lien Intercreditor Agreement”); (3) the Intercreditor Agreement dated as of May 4, 2012, among Credit Suisse, Citi, the Trustee, Verso Finance, Verso Holdings and each subsidiary of Verso Holdings party thereto (the “Senior Lien Intercreditor Agreement”); and (4) the Intercreditor Agreement dated as of August 1, 2006, among Credit Suisse, the Trustee, Verso Finance, Verso Holdings and each subsidiary of Verso Holdings party thereto (the “Junior Lien Intercreditor Agreement” and collectively with the First Priority Intercreditor Agreement, the First Lien Intercreditor Agreement, and the Senior Lien Intercreditor Agreement, the “Intercreditor Agreements”), pursuant to which (a) NewPage became a party to and agreed to be bound by the terms of the Intercreditor Agreements as if it had originally been party as a subsidiary of Verso Holdings, (b) Wilmington Trust, National Association succeeded as trustee under such Intercreditor Agreements in replacement of Wilmington Trust Company, and (c) the obligations under the New First Lien Notes, the related guarantees and the New First Lien Notes Indenture were designated as “Other First-Priority Lien Obligations” or “Senior Lender Claims,” as the case may be, under the Intercreditor Agreements.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Joinder to the First Priority Intercreditor Agreement, the Joinder to the First Lien Intercreditor Agreement, the Joinder to the Senior Lien Intercreditor Agreement, and the Joinder to the Junior Lien Intercreditor Agreement, which are included as exhibits to this report and are incorporated herein by reference.

Shared Services Agreement

On the Closing Date, in connection with the consummation of the NewPage acquisition, Verso, NewPage and NewPage Corporation entered into a shared services agreement (the “Shared Services Agreement”). Under the Shared Services Agreement, Verso may provide or cause to be provided to NewPage certain services from and after the closing of the NewPage acquisition. The Shared Services Agreement provides for the treatment of services costs, costs to implement expected synergies, and the benefits anticipated therefrom. Payment under the Shared Services Agreement will be monthly with quarterly true-ups.

The Shared Services Agreement provides for a broad array of potential services, including operating and “back office” or corporate-type services. For all services provided to NewPage, NewPage will pay Verso an amount equal to the all-in cost incurred or paid by NewPage for such service on an average basis over the twelve-month period prior to the Closing Date.

All costs incurred in the implementation of the expected synergies from the NewPage acquisition will be allocated one-third to Verso and two-thirds to NewPage. Additionally, 100% of all realized synergies and cost-savings resulting from the transaction will be for the benefit of Verso. If either Verso or NewPage suffers a reduction in production capacity of greater than 10% of such party’s production capacity measured prior to the closing of the NewPage acquisition, such party will be entitled to a specified make-whole payment (equal to the lesser of $75.00 per ton and pre-reduction EBITDA per ton) if the party that did not experience such reduction realizes an increase of at least 10% in tons sold in any of the four subsequent quarters. The make-whole will be paid quarterly.

In order to monitor, coordinate and facilitate the implementation of the Shared Services Agreement, Verso and NewPage will establish a Steering Committee on which each of Verso and NewPage will be equally represented. The Steering Committee will meet at least quarterly to monitor and determine the services to be provided and their cost. The Steering Committee also will serve as the first forum for the resolution of any disputes arising under the Shared Services Agreement. The Shared Services Agreement will have an initial term of three years and will automatically renew for successive one-year terms thereafter unless either Verso or NewPage provides 90 days’ prior written notice. NewPage will indemnify Verso in connection with its or its affiliates’ provision of services to NewPage.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Shared Services Agreement, which is included as an exhibit to this report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

The foregoing description of the Merger Agreement and the transactions consummated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as an exhibit to the current report on Form 8-K filed by Verso and Verso Holdings on January 6, 2014, and is incorporated herein by reference.

On January 7, 2015, Verso issued a press release announcing the consummation of the NewPage acquisition. The press release is included as an exhibit to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the NewPage acquisition, Verso Paper Management LP (“Verso Management”), a controlled affiliate of Apollo Management Holdings GP, LLC, no longer owns a majority of the outstanding shares of Verso common stock. Verso Management, which owned approximately 68% of the outstanding shares of Verso common stock immediately prior to the NewPage Acquisition, owned approximately 44% of the outstanding shares of Verso common stock immediately thereafter.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2015, following the NewPage acquisition, Verso’s board of directors increased its size from 9 to 10 directors and elected Robert M. Amen, who served as a director of NewPage up to the conclusion of the NewPage acquisition, to fill the newly created directorship. Mr. Amen’s election as a director of Verso occurred pursuant to a letter agreement dated as of January 3, 2014, among Verso, NewPage and NewPage Corporation, in which the parties agreed that, on the terms and subject to the conditions set forth therein, Verso would use its reasonable best efforts to cause a director of NewPage to be elected to the board of directors of Verso promptly after the completion of the NewPage acquisition. Mr. Amen will serve as a Class I director whose term expires at Verso’s 2015 annual meeting of stockholders. It is anticipated that Mr. Amen will be nominated for election by Verso’s stockholders at such meeting to serve for a term of three years.

On January 7, 2015, as part of a program to simplify the corporate governance of Verso’s subsidiaries, David J. Paterson, the President and Chief Executive Officer of Verso, and Robert P. Mundy, the Senior Vice President and Chief Financial Officer of Verso, were elected to serve as the directors of Verso Holdings following the removal without cause of the existing directors of Verso Holdings.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2015, Verso amended both its amended and restated certificate of incorporation to change its name from Verso Paper Corp. to Verso Corporation and its amended and restated bylaws to reflect such name change.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the certificate of amendment of amended and restated certificate of incorporation and the amended and restated bylaws, which are included as exhibits to this report and are incorporated herein by reference.

Item 8.01	Other Events.

Adjustment of Adjustable Second Lien Notes

As a result of the consummation of the NewPage acquisition, and effective as of the Closing Date, the provisions of the Adjustable Second Lien Notes were adjusted as follows: (1) the principal amount of the notes has been adjusted such that a holder of $1,000 principal amount of notes immediately prior to the NewPage acquisition now will hold $593.75 principal amount of notes (any adjusted notes that do not bear an authorized denomination will be rounded down); (2) the maturity date of the notes has been extended from February 1, 2019, to August 1, 2020; (3) the interest rate has been adjusted such that the notes bear interest from and after the Closing Date at a rate of 10% per annum payable entirely in cash plus 3% per annum payable entirely by increasing the principal amount of the outstanding notes or by issuing additional notes; (4) the optional redemption provisions have been adjusted as provided in the indenture governing the notes; and (5) certain other terms and conditions of the notes have been modified as set forth in the Adjustable Second Lien Notes Indenture. As a result of the principal adjustment, the outstanding principal amount of the Adjustable Second Lien Notes was reduced by approximately $121.6 million from approximately $299.4 million before the Closing Date to approximately $177.7 million afterwards.

Following the consummation of the NewPage acquisition, the Issuers may redeem the Adjustable Second Lien Notes, in whole or part, at any time prior to August 1, 2017, at a price equal to 100% of the principal amount of the Adjustable Second Lien Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the Adjustable Second Lien Notes, in whole or in part, on or after August 1, 2017, at the redemption prices set forth in the Adjustable Second Lien Notes Indenture. In addition, prior to August 1, 2017, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Adjustable Second Lien Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 110.00% of the principal amount of the Adjustable Second Lien Notes redeemed plus accrued and unpaid interest.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Adjustable Second Lien Notes Indenture, which was included as an exhibit to the current report on Form 8-K filed by Verso and Verso Holdings on August 7, 2014, and is incorporated herein by reference.

Adjustment of Adjustable Subordinated Notes

As a result of the consummation of the NewPage acquisition, and effective as of the Closing Date, the provisions of the Adjustable Subordinated Notes were adjusted as follows: (1) the principal amount of the notes has been adjusted such that a holder of $1,000 principal amount of notes immediately prior to the NewPage acquisition now will hold $620 principal amount of notes (any adjusted notes that do not bear an authorized denomination will be rounded down); (2) the maturity date of the notes has been extended from August 1, 2016, to August 1, 2020; (3) the interest rate has been adjusted such that the notes bear interest from and after the Closing Date at a rate of 11% per annum payable entirely in cash plus 5% per annum payable entirely by increasing the principal amount of the outstanding notes or by issuing additional notes; (4) the optional redemption provisions have been adjusted as provided in the Adjustable Subordinated Notes Indenture; and (5) certain other terms and conditions of the notes have been modified as set forth in the Adjustable Subordinated Notes Indenture. As a result of the principal adjustment, the outstanding principal amount of the Adjustable Subordinated Notes was reduced by approximately $38.8 million from approximately $102.0 million before the Closing Date to approximately $63.2 million afterwards.

Following the consummation of the NewPage acquisition, the Issuers may redeem the Adjustable Subordinated Notes, in whole or part, at any time prior to August 1, 2017, at a price equal to 100% of the principal amount of the Adjustable Subordinated Notes redeemed plus accrued and unpaid interest on the date of redemption and a “make-whole premium.” The Issuers may redeem the Adjustable Subordinated Notes, in whole or in part, on or after August 1, 2017, at the redemption prices set forth in the Adjustable Subordinated Notes Indenture. In addition, prior to August 1, 2017, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Adjustable Subordinated Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 111.00% or the principal amount of the Adjustable Subordinated Notes redeemed plus accrued and unpaid interest.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Adjustable Subordinated Notes Indenture, which was included as an exhibit to the current report on Form 8-K filed by Verso and Verso Holdings on August 7, 2014, and is incorporated herein by reference.

Conversion of Warrants

As a result of the consummation of the NewPage acquisition, and effective as of the Closing Date, an aggregate of 14,701,832 warrants were mandatorily converted into a like number of shares of Verso common stock, without payment of consideration. Verso issued the warrants pursuant to the Warrant Agreement, dated as of August 1, 2014 (the “Warrant Agreement”), between Verso and Registrar & Transfer Co., as warrant agent, as part of the debt exchange offers in which the Adjustable Second Lien Notes and the Adjustable Subordinated Notes were issued.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, which was included as an exhibit to the current report on Form 8-K filed by Verso and Verso Holdings on August 7, 2014, and is incorporated herein by reference.

Divestiture of Certain Mill Assets

On January 7, 2015, in connection with and immediately prior to the consummation of the NewPage acquisition, NewPage Corporation, NewPage Wisconsin System Inc., and Rumford Paper Company, each an indirect, wholly owned subsidiary of NewPage, completed the previously announced divestiture of the paper mill in Biron, Wisconsin, and the pulp and paper mill in Rumford, Maine, to Catalyst Paper Operations Inc., a subsidiary of Catalyst Paper Corporation. The divestiture was undertaken pursuant to a settlement with the United States Department of Justice that enabled the NewPage acquisition to proceed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Verso Paper Corp., dated as of January 7, 2015.

3.2	Amended and Restated Bylaws of Verso Corporation, dated as of January 7, 2015.

4.1	Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Senior Secured Notes due 2019.

4.2	Third Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage Holdings Inc. and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Senior Secured Notes due 2019.

4.3	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Secured Notes due 2019.

4.4	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the Second Priority Adjustable Senior Secured Notes.

4.5	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the Adjustable Senior Subordinated Notes.

10.1	Collateral Agreement dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.

10.2	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Credit Suisse AG, Cayman Islands Branch, amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Credit Suisse AG, Cayman Islands Branch as Administrative Agent.

Exhibit No.	Description

10.3	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Citibank, N.A., amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Citibank, N.A. as Administrative Agent.

10.4	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

10.5	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Amended and Restated Collateral Agreement dated August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

10.6	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Amended and Restated Collateral Agreement dated August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

10.7	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as an Other First Priority Lien Obligations Administrative and Collateral Agent, and as Trustee and Collateral Agent for the First Lien Noteholders, Credit Suisse AG, Cayman Islands Branch as Administrative and Collateral Agent for the First Lien Revolving Facility Secured Parties, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.

10.8	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association as Second-Priority Designated Agent, New Senior-Priority Agent, and trustee, Citibank N.A. as the Intercreditor Agent, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, NewPage Holdings Inc. and the subsidiaries of Verso Paper Holdings LLC named therein.

10.9	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as an Other First Priority Lien Obligations Administrative and Collateral Agents, and as Trustee and Collateral Agents for the First Lien Noteholders, Credit Suisse AG, Cayman Islands Branch as Administrative and Collateral Agents for the First Lien Revolving Facility Secured Parties, Citibank N.A. as the ABL Facility Collateral and Administrative Agents, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, and NewPage Holdings Inc.

10.10	Joinder and Supplement No. 7 to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as second priority designated agent and as the Senior Priority Agent, Citibank, N.A., as intercreditor agent, Verso Paper Inc., Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, NewPage Holdings Inc. and the subsidiaries of Verso Paper Holdings LLC named therein.

10.11	Shared Services Agreement, dated as of January 7, 2015, among Verso Corporation, NewPage Holdings Inc. and NewPage Corporation.

99.1	Press release issued by Verso Corporation on January 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2015

VERSO CORPORATION

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

VERSO PAPER HOLDINGS LLC

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Verso Paper Corp, dated as of January 7, 2015.

3.2	Amended and Restated Bylaws of Verso Corporation, dated as of January 7, 2015.

4.1	Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Senior Secured Notes due 2019.

4.2	Third Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage Holdings Inc. and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Senior Secured Notes due 2019.

4.3	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the 11.75% Secured Notes due 2019.

4.4	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the Second Priority Adjustable Senior Secured Notes.

4.5	First Supplemental Indenture, dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., NewPage and Wilmington Trust, National Association, as trustee, with respect to the Adjustable Senior Subordinated Notes.

10.1	Collateral Agreement dated as of January 7, 2015, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association, as collateral agent.

10.2	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Credit Suisse AG, Cayman Islands Branch, amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Credit Suisse AG, Cayman Islands Branch as Administrative Agent.

10.3	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Citibank, N.A., amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Citibank, N.A. as Administrative Agent.

10.4	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Guarantee and Collateral Agreement dated May 4, 2012, among Verso Paper Holdings LLC, each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

Exhibit No.	Description

10.5	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Amended and Restated Collateral Agreement dated August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

10.6	Supplement No. 1 to Guarantee and Collateral Agreement dated as of January 7, 2015, between NewPage Holdings Inc. and Wilmington Trust, National Association, amending the Amended and Restated Collateral Agreement dated August 1, 2014, among Verso Paper Holdings LLC, Verso Paper Inc., each subsidiary of Verso Paper Holdings LLC party thereto, and Wilmington Trust, National Association as Collateral Agent.

10.7	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as an Other First Priority Lien Obligations Administrative and Collateral Agent, and as Trustee and Collateral Agent for the First Lien Noteholders, Credit Suisse AG, Cayman Islands Branch as Administrative and Collateral Agent for the First Lien Revolving Facility Secured Parties, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.

10.8	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association as Second-Priority Designated Agent, New Senior-Priority Agent, and trustee, Citibank N.A. as the Intercreditor Agent, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, NewPage Holdings Inc. and the subsidiaries of Verso Paper Holdings LLC named therein.

10.9	Joinder and Supplement to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as an Other First Priority Lien Obligations Administrative and Collateral Agents, and as Trustee and Collateral Agents for the First Lien Noteholders, Credit Suisse AG, Cayman Islands Branch as Administrative and Collateral Agents for the First Lien Revolving Facility Secured Parties, Citibank N.A. as the ABL Facility Collateral and Administrative Agents, Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, and NewPage Holdings Inc.

10.10	Joinder and Supplement No. 7 to Intercreditor Agreement dated as of January 7, 2015, among Wilmington Trust, National Association, as second priority designated agent and as the Senior Priority Agent, Citibank, N.A., as intercreditor agent, Verso Paper Inc., Verso Paper Finance Holdings LLC, Verso Paper Holdings LLC, NewPage Holdings Inc. and the subsidiaries of Verso Paper Holdings LLC named therein.

10.11	Shared Services Agreement, dated as of January 7, 2015, among Verso Corporation, NewPage Holdings Inc. and NewPage Corporation.

99.1	Press release issued by Verso Corporation on January 7, 2015.